FORM 8-K


                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549



          ----------------------------------------------


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report April 26, 2005
                 (Date of earliest event reported)


                    DENTSPLY INTERNATIONAL INC
          (Exact name of Company as specified in charter)



           Delaware              0-16211              39-1434669
    (State of Incorporation)   (Commission         (IRS Employer
                                File Number)     Identification No.)




         221 West Philadelphia Street, York, Pennsylvania     17405
             (Address of principal executive offices)      (Zip Code)



                          (717) 845-7511
         (Company's telephone number including area code)









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Item 8.01. - Other Events.

   The following information is furnished pursuant to Item 8.01, "Other Events."

   On April 26, 2005, the Company conducted a conference call to discuss the sales and earnings release for the first quarter of 2005 that was issued on April 25, 2005 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. During this conference call, the Company discussed the approximate proportion of its sales in Europe that are related to the laboratory product category. As stated in the conference call, 30% plus of the Company's European sales are in the laboratory category, including precious metal content. To expand upon this discussion, the proportion of sales within Germany related to the laboratory product category is approximately 65% to 75% of total sales in Germany and approximately 50% to 55% of total sales in Germany, excluding precious metal content.


Item 9.01. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 Transcript of the Company's conference call which it conducted on April 26, 2005 related to the first quarter 2005 sales and earnings release issued April 25, 2005 as referenced in Item 8.01.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                   (Company)



                                           /s/William R. Jellison
                                              William R. Jellison
                                              Senior Vice President and
                                              Chief Financial Officer

Date: April 29, 2005